YieldStreet Prism Fund Inc.

Schedule of Investments

September 30, 2022 (Unaudited)

NON-AFFILIATED INVESTMENTS - 82.32%	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
EQUITY - 2.32%(b) (c) (e)
Residential Real Estate - 2.32%
Urban Standard Capital, LLC	N/A	N/A	N/A	2,651,058	$2,651,058
Total Residential Real Estate					2,651,058

Total Equity (Cost $2,651,058)					2,651,058

UNSECURED DEBT - 13.83%(c)(e)
Supply Chain Finance - 13.83%
Raistone Purchasing, LLC(l)	N/A	N/A	11/02/2022	$5,190,812	$5,147,555
Raistone Purchasing, LLC(l)	N/A	N/A	10/05/2022	4,167,204	4,161,922
Raistone Purchasing, LLC(p)	N/A	N/A	12/07/2022	2,305,625	2,262,070
Raistone Purchasing, LLC(f)	N/A	N/A	03/29/2023	2,099,987	1,975,498
Raistone Purchasing, LLC(f)	N/A	N/A	02/22/2023	1,999,703	1,901,322
Raistone Purchasing, LLC(k)(q)	N/A	N/A	03/10/2023	175,041	175,041
Raistone Purchasing, LLC(k)(q)	N/A	N/A	03/10/2023	18,910	18,910
Raistone Purchasing, LLC(k)(q)	N/A	N/A	03/10/2023	112,461	105,465
Raistone Purchasing, LLC(k)(q)	N/A	N/A	03/10/2023	40,062	37,570
Total Supply Chain Finance					15,785,353

Total Unsecured Debt (Cost $15,340,570)					15,785,353

FIRST-LIEN SENIOR SECURED TERM LOANS - 51.95%(c)
Auto - 6.99%
Insurance - 2.63%
Everberg Capital, LLC	9.50%	1M US L + 8.50% , (1.00% Floor)	05/23/2028	3,000,000	3,000,000
Non-Prime - 4.36%
Exotic Car Leasing, LLC(d)	9.75%	N/A	07/31/2023	4,977,000	4,977,000
Total Auto					7,977,000

Commercial - 0.48%
Single-Family Home - 0.48%
ARH Models, LLC(d)(q)	8.49%	N/A	06/23/2024	581,113	547,721
Total Commercial					547,721

Commercial Real Estate - 22.01%
Bridge - 3.50%(e)(g)
Invictus Real Estate Partners	19.33%	1 M US L + 16.40% Cash 2.68% PIK (0.25% Floor)	11/08/2022	4,000,000	4,000,000
Hotel - 10.63%
BIH Owner, LLC(g)	14.00%	N/A	10/31/2022	4,131,823	4,131,823
Cottonwood Management, LLC(e)	10.00%	1M SOFR+9.75%(0.25% floor)	02/07/2025	5,000,000	5,000,000
Rupal Corporation(g) (m)	8.99%	7.99% Cash + 1.00% PIK	12/01/2022	3,000,000	3,000,000
Land - 7.88%
Arabella Capital(e)	10.5%	N/A	10/01/2022	6,000,000	6,000,000
iBorrow REIT, L.P. (e)	8.49%	N/A	12/07/2022	3,000,000	3,000,000
Total Commercial Real Estate					25,131,823

Marine - 6.63%
Chemical Tankers - 6.63%
Lomar Shipping Limited(e)	9.25%	N/A	01/31/2024	3,926,000	3,926,000
Lomar Shipping Limited(e)	9.25%	N/A	01/31/2024	3,640,000	3,640,000
Total Marine					7,566,000

Residential Real Estate - 12.16%
Condominium Inventory - 12.16%
Invictus Real Estate Partners(e)	13.23%	1M SOFR + 13.13% , (0.10% Floor)	03/24/2024	7,273,069	7,273,069

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
Urban Standard Capital, LLC(e)	10.00%	1D Prime Rate + 5.25%	02/01/2024	$6,709,309	$6,605,222
Total Residential Real Estate					13,878,291

Consumer – 3.68%
Purchase Finance - 3.68%
Luther Appliance & Furniture Sales Acquisition, LLC(d)(i)(q)	12.00%	N/A	10/30/2023	4,200,000	4,200,000

Total First-Lien Senior Secured Term Loans (Cost $59,438,314)					59,300,835

PREFERRED EQUITY - 5.90%(c)(e)
Legal - 5.90%
Insurance - 5.90%
9RPJ1 Partners, LP(b)(d)	N/A	N/A	N/A	4,556,424	3,931,289
BWA20C(b)	N/A	N/A	N/A	3,300,000	2,801,290
Total Legal					6,732,579

Total Preferred Equity (Cost $6,609,063)					6,732,579

SECOND-LIEN SENIOR SECURED TERM LOANS - 3.27%(c)
Consumer – 3.27%
Cash-Collateralized - 3.27%
NCP SPV Unitranche, LLC(e) (h)	13.00%	N/A	11/30/2023	3,734,480	3,734,480

Total Consumer					3,734,480

Total Second-Lien Senior Secured Term Loans (Cost $3,734,480)					3,734,480

STRUCTURED NOTES - 5.05%(c) (n)
Bank of Montreal, Block Inc.	12.40%	N/A	12/29/2023	500,000	192,000
Bank of Montreal, Roku	17.20%	N/A	12/29/2023	500,000	144,950
Credit Suisse, Las Vegas Sands Corp.	11.00%	N/A	07/31/2023	500,000	432,500
Credit Suisse, Lyondell Basell Industries N.V.	10.50%	N/A	07/31/2023	500,000	428,400
Credit Suisse, Paycom Software, Inc.	12.40%	N/A	12/29/2023	500,000	424,200
Credit Suisse, Zillow Group, Inc.	11.50%	N/A	11/02/2023	500,000	147,100
Goldman Sachs, Citigroup	10.25%	N/A	05/04/2023	500,000	300,250
Goldman Sachs, Facebook, Inc.	10.00%	N/A	09/25/2023	500,000	190,950
Goldman Sachs, FedEx Corporation	11.00%	N/A	05/04/2023	500,000	263,800
Goldman Sachs, Micron	12.30%	N/A	05/04/2023	500,000	332,850
Goldman Sachs, The Walt Disney Company	9.00%	N/A	05/04/2023	500,000	264,450
JPMorgan, Generac Holdings, Inc.	13.25%	N/A	12/29/2023	500,000	281,050
Royal Bank of Canada, General Motors	9.75%	N/A	06/02/2023	500,000	298,200
Royal Bank of Canada, United Rentals, Inc.	11.00%	N/A	06/19/2023	650,000	576,550
The Toronto-Dominion Bank, CrowdStrike Holdings, Inc.	12.85%	N/A	09/25/2023	500,000	359,300
The Toronto-Dominion Bank, Fortinet, Inc.	13.27%	N/A	12/29/2023	500,000	406,450
The Toronto-Dominion Bank, Western Digital Corporation	12.65%	N/A	06/19/2023	650,000	295,620
UBS AG, Dow, Inc.	13.25%	N/A	09/25/2023	500,000	422,900

Total Structured Notes (Cost $9,300,000)					5,761,520

Total Non-Affiliated Investments (Cost $97,073,485)					93,965,825

AFFILIATED INVESTMENTS, PREFERRED EQUITY - 4.09%(c)(e)
Residential Real Estate - 4.09%
Multi-family - 4.09%
YS PE REQ I, LLC(b)	N/A	N/A	N/A	2,000,000	2,235,009

	Rate	Reference Rate & Spread(a)	Maturity Date	Par Amount/Shares	Value
YS PP REQ II, LLC(b)	N/A	N/A	N/A	$2,000,000	$2,432,328
Total Residential Real Estate					4,667,337

Total Affiliated Investments, Preferred Equity (Cost $4,000,000)					4,667,337

	7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 14.32%(l)
SEI Government Fund, Class F	0.04%	16,342,613	$16,342,613
Total Money Market Mutual Funds (Cost $16,342,613)			16,342,613

Total Investments - 100.73% (Cost $117,416,098)			$114,975,775
Liabilities in Excess of Other Assets - (0.73)%			(831,946)
Net Assets - 100.00%			$114,143,829

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D Prime Rate - 1 Day Prime Rate as of September 30, 2022 was 4.75%

1M US SOFR- 1 Month SOFR as of September 30, 2022 was 1.09%

1M US L - 1 Month LIBOR as of September 30, 2022 was 1.79%

(a)	Floating or variable rate investment. The rate in effect as of September 30, 2022 is based on the reference rate, as described above, plus the displayed spread as of the securities last reset date. The interest rate shown is the rate in effect as of year end and changes periodically.
(b)	Non-income producing security.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1).
(d)	These investments have an unfunded commitment as of September 30, 2022.
(e)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.
(f)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 13.0% rate per annum.
(g)	Paid in kind security which may pay interest in additional par.
(h)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(i)	This investment comprises of a 2% management fee and 10% interest rate.
(j)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website Ticker 783965593.
(k)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 12% rate per annum
(l)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 9.5% rate per annum
(m)	The payment in kind on this security is a deferred interest rate where the PIK interest is being accounted for as accrued interest receivable within the Statement of Assets and Liabilities.
(n)	Contingent interest payment with respect to a review date only if the closing price of one share of the reference stock on that review date is greater than or equal to the interest barrier. If the closing price of one share of the reference stock on that review date is less than the interest barrier, no contingent interest payment will be made with respect to that review date. Accordingly, if the closing price of one share of the reference stock on each review date is less than the interest barrier, investors will not receive any interest payments over the term of the notes.
(o)	To obtain a copy of the Fund's shareholder report, please go to the Securities and Exchange Commission's website.
(p)	These investments are purchased at a discount and accrete to par at the date of the investments maturity at a 10.5% rate per annum.
(q)	Defaulted security.

Below is a summary of the fund transactions with its affiliates during the period ended September 30, 2022: Preferred Equity, Affiliated Investments

Name of Issuer	Fair Value as of December 31, 2021	Purchases		Sales		Net Change in Unrealized Gains (Losses)	Fair Value as of September 30, 2022	Net Realized Gains (Losses)		Dividend Income
YS PE REQ I, LLC	$2,000,000	$	̶	$	̶	$235,009	$2,235,009	$	̶	$136,000
YS PE REQ II, LLC	2,000,000		̶		̶	432,328	2,432,328		̶	123,986
	$4,000,000	$	̶	$	̶	$667,337	$4,667,337	$	̶	$259,986

YieldStreet Prism Fund Inc.

Notes to Quarterly Schedule of Investments

September 30, 2022 (Unaudited)

1. Fair Value Measurement – The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the three months ended September 30, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with each investment being initially valued by the Internal Valuation Group of the Advisor.

2.	The asset class team covering each of these investments and/or the Director of Portfolio Management & Restructuring review and approve the valuations before they are submitted to the Internal Valuation Committee for further review.
3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations for the largest investments with total current fair value greater than or equal to 3% of the Fund’s Net Asset Value (as of the previous quarter), and then providing an assessment of the Adviser’s internal values.
4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuations recommendation of the independent valuation firm.
5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.
6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments for which market quotations are not readily available are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the three months ended September 30, 2022, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of September 30, 2022 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity	$–	$–	$2,651,058	$2,651,058
Unsecured Debt	–	–	15,785,353	15,785,353
First-Lien Senior Secured Term Loans	–	–	59,300,835	59,300,835
Preferred Equity	–	–	11,399,916	11,399,916
Second-Lien Senior Secured Term Loans	–	–	3,734,480	3,734,480
Structured Notes	–	–	5,761,520	5,761,520
Money Market Mutual Funds	16,342,613	–	–	16,342,613
Total	$16,342,613	$–	$98,633,162	$114,975,775

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Equity	Unsecured Debt	First Lien Senior Secured Term Loans	Preferred Equity	Second Lien Senior Secured Term Loans	Structured Notes	Total
Balance as of December 31, 2021	$2,651,058	$708,989	$32,547,746	$10,420,762	$5,348,354	$9,208,838	$60,885,747
Accrued discount/ premium	-	444,321	-	-	-	-	444,321
Realized Gain/(Loss)	-	-	-	-	-	-	-
Return of Capital	-	-	-	(353,482)	-	-	(353,482)
Change in Unrealized Appreciation/(Depreciation)	-	(24,937)	(137,479)	(72,706)	-	(2,947,318)	(3,182,440)
Purchases	-	20,917,936	40,579,173	1,405,342	2,569,406	-	65,471,857
Sales Proceeds and Paydowns	-	(6,260,956)	(13,688,605)	-	(4,183,280)	(500,000)	(24,632,841)
Transfer into Level 3	-	-	-	-	-	-	-
Transfer out of Level 3	-	-	-	-	-	-	-
Balance as of September 30, 2022	$2,651,058	$15,785,353	$59,300,835	$11,399,916	$3,734,480	$5,761,520	$98,633,162
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2022			$(155,994)	$(72,706)	$-	$(2,947,318)	$(3,176,018)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of September 30, 2022. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

.Asset Category	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average (1)
Senior Secured First Lien Term Loan	$55,100,836	Yield Analysis	IRR	7.99%-21.54%	12.76%
Senior Secured Second Lien Term Loan	4,200,000	Asset Based Approach	Estimated Recovery (“ERR”)	N/A	100.00%
Senior Secured Second Lien Term Loan	3,734,480	Yield Analysis	IRR	N/A	13.00%
Unsecured Debt	11,908,532	Yield Analysis	IRR	9.50%-15.00%	9.85%
Unsecured Debt	3,876,820	Recent Transaction	Recent Transaction Price	N/A	N/A
Preferred Equity	4,667,337	Yield Analysis	IRR	19.61%-20.43%	20.04%
Preferred Equity	6,732,579	Asset Based Approach	Net Asset Value (“NAV”)	N/A	$6,732,579
Equity	2,651,058	Yield Analysis	IRR	N/A	11.41%
Structured Notes	5,761,520	Market Approach	Comparable Multiple	$28.99-$88.70	$68.42
	$98,633,162

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

The Fund utilized the yield analysis, asset based approach, market comparable technique, and recent transaction price. The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement. The Fund utilized the asset based approach technique to determine the fair value of certain Level 3 assets. The asset based approach technique is an analysis whereby the projected value of an asset is based on the value that can be recovered in the event of liquidation or winding down. The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events. The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the Investee Fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the Investee Fund’s NAV. Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an Investee Fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures. The Fund primarily uses comparable multiples for its structured notes which uses equity prices from brokers to determine the fair value. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Restricted Securities: As of September 30, 2022, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of September 30, 2022, were as follows:

Security	% of Net Assets	Acquisition Date	Par Amount/ Shares	Cost	Value
BWA20	2.45%	6/17/2020	3,300,000	$2,751,770	$2,801,290
iBorrow REIT, L.P.	2.63%	9/8/2021	3,000,000	3,000,000	3,000,000
NCP SPV Unitranche, LLC	3.27%	11/30/2020	3,734,480,	3,734,480	3,734,480
YS PE REQ I LLC	1.96%	1/7/2021	2,000,000	2,000,000	2,235,009
YS PE REQ II LLC	2.13%	2/2/2021	2,000,000	2,000,000	2,432,328
Urban Standard Capital	2.32%	9/8/2021	2,651,058	2,651,058	2,651,058
9RPJ1 Partners, LP	3.44%	1/8/2021	4,556,424	3,857,294	3,931,289
Raistone Purchasing, LLC	0.15%	5/20/2021	186,650	180,298	175,041
Raistone Purchasing, LLC	0.02%	5/20/2021	20,164	19,484	18,910
Raistone Purchasing, LLC	0.09%	5/20/2021	112,461	108,428	105,465
Raistone Purchasing, LLC	0.03%	5/20/2021	40,062	37,570	37,570
Raistone Purchasing, LLC	3.65%	4/7/2022	4,167,204	3,981,330	4,161,922
Raistone Purchasing, LLC	4.51%	5/5/2022	5,190,812	4,959,282	5,147,554
Raiston Purchasing, LLC	1.98%	6/9/2022	2,305,625	2,192,740	2,262,070
Raistone Purchasing, LLC	1.67%	9/2/2022	1,999,703	1,885,638	1,901,322
Raistone Purchasing, LLC	1.73%	9/29/2022	2,099,987	1,974,831	1,975,498
Invictus Real Estate Partners	3.50%	12/10/2022	4,000,000	4,000,000	4,000,000
Invictus Real Estate Partners	6.37%	3/25/2022	7,273,069	7,273,069	7,273,069
Cottonwood Management, LLC	4.38%	3/30/2022	5,000,000	5,000,000	5,000,000
Urban Standard Capital	5.79%	3/11/2022	6,709,309	6,709,309	6,605,223
Lomar Shipping Limited	3.19%	2/17/2022	3,640,000	3,640,000	3,640,000
Lomar Shipping Limited	3.44%	2/17/2022	3,926,000	3,926,000	3,926,000
Arabella Capital	5.26%	7/1/2022	6,000,000	6,000,000	6,000,000
Everberg Capital, LLC	2.63%	5/23/2022	3,000,000	3,000,000	3,000,000
Total	66.59%			$74,882,581	$76,051,098

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At September 30, 2022, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of September 30, 2022
Luther Appliance & Furniture Sales Acquisition, LLC	$800,000
9RPJ1 Partners, LP	2,443,576
Exotic Car Leasing, LLC	23,000
ARH Models, LLC	1,549,903